CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302
Exhibit 31.2
Healthcare Realty Trust Incorporated
Quarterly Certification
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, J. Christopher Douglas, certify that:

1.	I have reviewed this Amendment No.1 to the quarterly report on Form 10-Q/A of Healthcare Realty Trust Incorporated; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 3, 2019
/s/ J. CHRISTOPHER DOUGLAS
J. Christopher Douglas
Executive Vice President and Chief Financial Officer